SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No.    )

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADVANCED CELL TECHNOLOGY, INC.

2013

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

October 22, 2013

at 9:00 a.m. local time

The Hyatt Regency Suites Palm Springs
285 N. Palm Canyon Dr., Palm Springs, California, 92262

ADVANCED CELL TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 22, 2013

To our Stockholders:

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Cell Technology, Inc. (“Advanced Cell” or the “Company”) will be held at The Hyatt Regency Suites Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, California, on Tuesday, October 22, 2013, at 9:00 am local time, to consider the following proposals:

1.	To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

2.	To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by 1,000,000,000 shares to a total of 3,750,000,000 shares (Proposal No. 2);

3.	To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s Common Stock at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of the Company’s Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014 (Proposal No. 3); and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" Proposals 1-3. If you were a stockholder of record of Advanced Cell Common Stock on August 23, 2013, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. The proxy materials will be furnished to stockholders on or about September 9, 2013.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Gary Rabin
Gary Rabin
Chief Executive Officer and Chairman of the Board of Directors

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

INFORMATION ABOUT STOCK OWNERSHIP	8

INFORMATION ABOUT THE BOARD OF DIRECTORS	9

INFORMATION ABOUT THE EXECUTIVE OFFICERS	16

ACTIONS TO BE TAKEN AT THE MEETING	28

PROPOSAL 1 — ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED	28

PROPOSAL 2 — APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK	29

PROPOSAL 3 — APPROVAL OF REVERSE STOCK SPLIT AND PROPORTIONAL REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK	31

OTHER MATTERS	35

ADDITIONAL INFORMATION	35

STOCKHOLDERS PROPOSALS FOR THE 2014 ANNUAL MEETING	35

Advanced Cell Technology, Inc.

33 Locke Drive

Marlborough, Massachusetts 01752

(508) 756-1212

  PROXY STATEMENT

 FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, OCTOBER 22, 2013

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Advanced Cell Technology, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at The Hyatt Regency Suites Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, California, on Tuesday, October 22, 2013, at 9:00 am local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about September 9, 2013.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy card that is solicited hereby has the power to revoke it prior to the voting of the appointed proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy card. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies. We have also engaged InvestorCom, Inc. to assist us in the distribution and solicitation of proxies for a fee of $15,000.00 plus expenses.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K (and related amendment) for the fiscal year ended December 31, 2012 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on August 23, 2013, will be entitled to receive notice of, to attend and to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy card, namely, Gary Rabin, our Chief Executive Officer, and Edward Myles, our Chief Financial Officer and Executive Vice President of Corporate Development, will vote:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

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•

FOR the approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by 1,000,000,000 shares to a total of 3,750,000,000 shares;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s Common Stock at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of the Company’s Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014; and

•	According to his judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of August 23, 2013, there were 2,582,275,570 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. The outstanding shares of Common Stock constitute all of the outstanding voting stock of the Company.

A majority of the number of shares of Common Stock issued and outstanding on the record date (1,291,137,786), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed increase in the number of authorized shares of the Company’s Common Stock and the proposed reverse stock split and proportional reduction in authorized shares of Common Stock are considered “routine” matters. Accordingly, brokers are entitled to vote uninstructed shares with respect to these proposals.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Advanced Cell Technology, Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on October 22, 2013 at 9:00 a.m. local time at The Hyatt Regency Suites Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, California. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about September 9, 2013 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the SEC on March 7, 2013; and

•	the Company’s Amendment No. 1 to its annual report on Form 10-K/A for the fiscal year ended December 31, 2012 as filed with the SEC on April 15, 2013.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint each of Gary Rabin, our Chief Executive Officer, and Edward Myles, our Chief Financial Officer and Executive Vice President of Corporate Development, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing Mr. Rabin and Mr. Myles to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s Common Stock by 1,000,000,000 shares to a total of 3,750,000,000 shares; and

•	approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s Common Stock at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014.

We will also transact any other business that properly comes before the Annual Meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s Common Stock by 1,000,000,000 shares to a total of 3,750,000,000 shares; and

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s Common Stock at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the Annual Meeting on the Internet;

•	request hard copies of the Company’s proxy materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

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Who can vote at the Annual Meeting?

There were 2,582,275,570 shares of Common Stock outstanding as of August 23, 2013. Only stockholders of record, including beneficial owners that hold their shares at brokerage firms and other financial institutions, at the close of business on August 23, 2013 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Information About Stock Ownership.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on August 23, 2013, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on August 23, 2013, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

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What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 33 Locke Drive, Marlborough, Massachusetts, 01752, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, which are the approval of an increase in the authorized shares of the Company’s Common Stock and approval of the reverse stock split and proportional reduction in authorized shares of Common Stock, but cannot vote on non-routine matters, which are the election of directors.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

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How many votes are required to approve the increase in the number of authorized shares of Common Stock?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in the number of authorized shares of Common Stock.

How many votes are required to approve the reverse stock split and proportional reduction in authorized shares of Common Stock?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split and proportional reduction in authorized shares of Common Stock.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and also in a Form 8-K which we will file with the SEC within four business days following the Annual Meeting.

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INFORMATION ABOUT STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 1, 2013. On such date, 2,569,061,286 shares of Common Stock were outstanding.

Beneficial ownership is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of the Company’s Common Stock. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 1, 2013.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of August 1, 2013 by:

•	5% or greater stockholders;

•	Each of our directors and named executive officers; and

•	All of our directors and executive officers, as a group.

Name and Address (1) of Beneficial Owner	Number of Shares Beneficially Owned		Percentage
5% or Greater Stockholders
None
Directors and Named Executive Officers
Gary Rabin	29,000,001	(2)	1.12%
Robert P. Lanza, M.D.	49,502,419	(3)	1.91%
Alan C. Shapiro	27,194,167	(4)	1.06%
Robert Langer, Sc.D.	6,433,333	(5)	0.25%
Zohar Loshitzer	2,016,666	(6)	0.08%
Gregory D. Perry	1,933,334	(7)	0.08%
Michael T. Heffernan	1,587,022	(8)	0.06%
Directors and Executive Officers as a Group (8 Persons)	117,666,942		4.48%

(1)	Unless otherwise indicated, the address of the beneficial owner is 33 Locke Drive, Marlborough, Massachusetts 01752.
(2)	Includes 23,000,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(3)	Includes 26,883,334 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(4)	Includes (i) 25,594,167 shares subject to convertible debentures, board fees, Common Stock grant held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, and (ii) 1,600,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(5)	Includes 2,458,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(6)	Includes 1,083,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(7)	Includes 1,041,667 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.
(8)	Includes 862,022 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 1, 2013.

    There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

 The directors of the Company are as follows. There are no family relationships among our executive officers or directors.

Name	Age	Position
Gary Rabin	48	Chief Executive Officer and Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	68	Member of the Board of Directors
Robert Langer, Sc.D.	65	Member of the Board of Directors
Zohar Loshitzer	56	Member of the Board of Directors
Gregory D. Perry	53	Member of the Board of Directors
Michael T. Heffernan	49	Member of the Board of Directors

Gary Rabin has served as a director since December 2007 and as our Chief Executive Officer and Chairman of the Board since December 2010. Prior to joining us as CEO, Mr. Rabin had a twenty three year career in finance that primarily encompassed investment management and capital raising targeting small-cap and emerging growth companies. Until November 2010, he was the Managing Partner of GR Advisors LLC, a long/short hedge fund focused on the media and communications industry. From 2003 until July 2007, he was a Portfolio Manager at MAC Investment Management, LLC (“MAC”), a long/short hedge fund where he focused on communications, healthcare services, energy and special situations. Prior to that, he was Managing Director and Co-Head of the Media and Telecom Investment Banking Group at CIBC World Markets (“CIBC”), where he was responsible for all corporate finance and M&A, financial restructurings, and principal investing activities (both debt and equity) within the sector. Before joining CIBC, Mr. Rabin served in an operating capacity at a broadband services company when he was Chief Strategy Officer of CAIS Internet, Inc. (“CAIS”). At CAIS, he was responsible for raising over $500 million of financing commitments in both the public equity markets and from his relationships at Kohlberg, Kravis Roberts & Co., Qwest Communications, Cisco, Nortel, 3Com and Microsoft. Mr. Rabin has also started and served as Managing Director and Head of the Global Telecom Investment Banking Group at ING Barings Furman Selz, and was a founder of the telecom group at UBS Securities. He began his career in finance in 1987, and concentrated on energy, utilities, and metals until 1993. Throughout his career, Mr. Rabin has been responsible for building and developing businesses. Mr. Rabin earned an AB in Economics from the University of Michigan. Mr. Rabin’s long career as a senior manager in both the investment banking community and as a senior financial executive qualifies him to be a member of the Board of Directors of Advanced Cell Technology, Inc.

Alan C. Shapiro, Ph.D. has served as director since 2005. He adds more than 30 years’ experience in corporate and international financial management to the Company. Dr. Shapiro is currently the Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California, where he previously served as the Chairman of the Department of Finance and Business Economics, Marshall School of Business. Prior to joining the University of Southern California, Dr. Shapiro taught as an Assistant Professor at the University of Pennsylvania, Wharton School of Business, and has been a visiting professor at Yale University, UCLA, the Stockholm School of Economics, University of British Columbia, and the U.S. Naval Academy. Dr. Shapiro has published over 50 articles in such academic and professional journals as the Journal of Finance, Harvard Business Review, and the Journal of Business, among many others. He frequently serves as an expert witness in cases involving valuation, economic damages, international finance, takeovers, and transfer financing through Trident Consulting Group LLC. He received his B.A. in Mathematics from Rice University, and a Ph.D. in Economics from Carnegie Mellon University. Dr. Shapiro is a trustee of Pacific Corporate Group’s Private Equity Fund. Dr. Shapiro’s board experience on multiple public company boards, his recognized expertise as a highly sought after financial advisor and his career as a professor and Chair in the field of Finance and Administration qualifies him as a valued member of our board of directors.

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 Robert S. Langer, Sc.D. has served as a director since October 2011. Since 2005, he has been an Institute Professor (there are 14 Institute Professors at MIT; being an Institute Professor is the highest honor that can be awarded to a faculty member). Dr. Langer has written approximately 1,120 articles and has nearly 800 issued or pending patents. His many awards include the National Medal of Science, Charles Stark Draper Prize (considered the engineering Nobel Prize), Albany Medical Center Prize (largest US medical prize) and the Lemelson-MIT prize, for being “one of history’s most prolific inventors in medicine.” Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer previously served on the board of directors of Fibrocell Science, Inc. Dr. Langer’s medical and scientific knowledge and experience qualify him to serve as a director of the Company.

Zohar Loshitzer has served as a director since November 2011. He is currently the CEO of Presbia, Inc. As a principal in Los Angeles-based private equity firm Orchard Capital, he has held leadership positions in several of its portfolio companies, including Presbia. Previously, Mr. Loshitzer served as the president, CEO and founder of Universal Telecom Services (UTS), which provides high-quality, competitively priced voice and data telecommunications solutions to emerging markets. Mr. Loshitzer oversaw the company’s operations and its critical relationships with key foreign entities, mainly in the Indochina region. He is one of the founders of J2 Global Communications (NASDAQ: JCOM), and a co-founder and former managing director of Life Alert Emergency Response, Inc. He currently serves as a managing director of Orchard Telecom, Inc., and currently serve as a board member of Environmental Solutions Worldwide Inc. (ESW). ESW is a publicly traded company (OTCBB: ESWW) and manufactures and markets a diverse line of proprietary catalytic emission conversion, control and support products and technologies for the International Transportation, Construction and Utility markets. He has previously served as a board member to MAI Systems Corporation, an AMEX-listed company. Earlier in his career, Mr. Loshitzer worked in the aerospace industry at the R&D lab of Precision Instruments, a division of IAI (Israel Aircraft Industries). Mr. Loshitzer focuses on helping grow companies from startups to global enterprises. Under his leadership, company infrastructures have been dramatically scaled and offerings broadened while maintaining a strong culture of innovation. Mr. Loshitzer holds a degree in Electrical & Electronic Engineering from Ort Syngalowski College in Israel. Mr. Loshitzer’s finance and business management knowledge and experience qualifies him to serve as a director of the Company.

Gregory D. Perry has served as a director since December 2011. He is currently the Executive VP and CFO at ImmunoGen which he joined in January 2009 as Senior Vice President and Chief Financial Officer and was promoted to his current position in March 2011. Before joining ImmunoGen, Mr. Perry was CFO of Elixir Pharmaceuticals, Inc., where he was extensively involved in partnering and fundraising activities. Prior to Elixir, he was CFO of Domantis, Ltd., an antibody-related therapeutics company acquired by GlaxoSmithKline in 2006. Previously, Mr. Perry was Senior Vice President of Finance and CFO at Transkaryotic Therapies, Inc. (TKT) until its acquisition by Shire plc. in 2005. Before joining TKT in 2003, Mr. Perry held positions of increasing responsibility during his five years at PerkinElmer, Inc., rising to Senior Vice President, Finance and Business Development, Life Sciences. Prior to PerkinElmer, Mr. Perry spent the early part of his career at General Electric, joining the company’s financial management program in 1982 and departing in 1996 as Vice President and CFO, GE Medical Systems – Europe, after numerous promotions. Mr. Perry’s pharmaceutical industry knowledge and experience qualifies him to serve as a director of the Company.

Michael T. Heffernan has served as a director since April 2012. He has 26 years of experience in the pharmaceutical and related healthcare industries. He is currently Co-Founder, President, CEO of Collegium Pharmaceutical. Collegium is specialty pharmaceutical company focused on the development of pharmaceutical products for the treatment of chronic pain. He was also previously the founder, President and CEO of Onset Therapeutics, a dermatology focused company that develops and commercializes products for the treatment of skin related illnesses and was responsible for the spin-off of this business to create PreCision Dermatology. Michael held prior positions as Co-Founder, President and CEO of Clinical Studies Ltd., a pharmaceutical contract research organization that he successfully sold. He also served as President and CEO of PhyMatrix, a public $400 million integrated healthcare services company where he was hired to restructure the company. Michael started his career at Eli Lilly and Company and served in numerous sales and marketing roles. He has also been a member of the Board of Directors, Advisor and Angel Investor in a number of healthcare companies. He is currently a member of the Board of Directors of TyRx, a venture-backed medical device company, Cornerstone Therapeutics (NASDAQ:CRTX), a specialty pharmaceutical company and PreCision Dermatology. Michael earned his B.S. Degree in Pharmacy from the University of Connecticut and is a Registered Pharmacist. Mr. Heffernan’s pharmaceutical industry and business management knowledge and experience qualify him to serve as a director of the Company.

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Board of Directors Meetings and Attendance

We have no formal policy regarding director attendance at the annual meeting of stockholders. The Board of Directors held seven meetings in 2012. All board members were present at all meetings.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of each committee are appointed by our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, and serve one-year terms. Each of these committees operates under a charter that has been approved by the Board of Directors. The charter for each committee is available on our website. The Audit Committee met four times during 2012. The Compensation Committee met seven times during 2012. The Nominating and Corporate Governance Committee did not meet during 2012.

Audit Committee

The Audit Committee’s responsibilities include:

•	Monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	Monitoring the independence and performance of the Company’s internal and independent auditors;

•	Monitoring compliance by the Company with legal and regulatory requirements, including the establishment of procedures to hear employee or other complaints; and

•	Facilitating open communication among the Company’s independent auditors, internal auditors, employees, management, and the Board.

Dr. Shapiro, Mr. Perry and Mr. Loshitzer serve on our Audit Committee. Dr. Shapiro serves as chair of the Audit Committee. The Board of Directors has determined that Dr. Shapiro qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and is independent according to the requirements of Rule 5605(a)(2) of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	Reviewing and approving, or recommending approval to the board of directors of, the compensation of our executive officers;

•	Overseeing the evaluation of our senior executives;

•	Reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans;

•	If and as necessary, engaging consultants and advisors to assist the Compensation Committee and Board of Directors in making decisions regarding compensation;

•	Administering our stock incentive plans; and

•	Reviewing and making recommendations to the Board of Directors regarding director compensation.

The members of the Compensation Committee are Dr. Shapiro, Mr. Perry, Mr. Loshitzer, and Mr. Heffernan.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include:

•	Identifying individuals qualified to become board members;

•	Recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;

•	Reviewing and making recommendations to the Board with respect to senior management succession planning; and

•	Overseeing an annual evaluation of the Board.

The members of the Nominating and Corporate Governance Committee are Dr. Shapiro, Mr. Rabin, Mr. Loshitzer, Mr. Heffernan, Mr. Perry, and Dr. Langer.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies certain criteria, including:

•	The candidate’s honesty, integrity and commitment to high ethical standards,

•	Demonstrated financial and business expertise and experience,

•	Understanding of our company, its business and its industry,

•	Actual or potential conflicts of interest, and

•	The ability to act in the interests of all stockholders.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

 The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders or groups of stockholders who have owned more than 5% of the Company’s Common Stock for at least a year as of the date the recommendation is made. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. Assuming that appropriate biographical and background material have been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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Communicating with the Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chair of the Audit Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts, 01752. You should indicate on your correspondence that you are an Advanced Cell Technology, Inc. stockholder.

Anyone may express concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee by calling (508) 756-1212. Messages to the Audit Committee will be received by the chair of the Audit Committee and our Corporate Secretary. You may report your concern anonymously or confidentially.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its stockholders to combine these roles. Mr. Caldwell served as our Chairman from January 2005 until December 13, 2010. Gary Rabin has served as our Chairman and Chief Executive Officer since December 14, 2010. Due to the small size and early stage of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined. We have not appointed a “lead independent director.”

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) as well as our employees. A copy of our code of business conduct and ethics is available on our website at www.advancedcell.com under "Investors—Corporate Governance." We intend to post on our website all disclosures that are required by applicable law, the rules of the Securities and Exchange Commission or OTC Bulletin Board listing standards concerning any amendment to, or waiver from, our code of business conduct and ethics.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

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•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

COMPENSATION OF DIRECTORS

Director Compensation Arrangements

Non-employee members of the Company’s Board of Directors receive: (1) an initial grant of 100,000 vested common shares, (2) an annual grant of 500,000 shares of Common Stock (with 125,000 vested shares issued quarterly), (3) an annual grant on the first business day of each fiscal year of a vested 10-year term nonstatutory stock option covering 500,000 shares with an exercise price equal to the fair market value of a common share on the date of grant, (4) an annual retainer of $40,000 (payable quarterly) and (5) a cash payment for attendance at each board meeting in the amount of $2,000 for in-person meetings, $1,000 for telephonic meetings and $500 for monthly update telephone meetings. With respect to service on the Company’s Audit Committee, Compensation Committee or the Nominating and Corporate Governance Committee, the Chair receives a payment of $1,500 per meeting and the other members receive $1,000 per meeting. Each director is entitled to receive payment of their fees in the form of shares of the Company’s Common Stock valued at 150% of their fees. Directors who are also one of our employees, such as Mr. Rabin, do not and will not receive any compensation for their services as our directors while they are also serving as an employee. Directors have been and will continue to be reimbursed for travel and other expenses directly related to activities as directors. The foregoing compensation structure for the non-employee directors was established and approved by the Compensation Committee and unanimously ratified by the full Board of Directors in October 2012.

The table below shows compensation paid to the non-employee directors in 2012.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Name	($)	($)(1)	($)(1)	($)
Alan C. Shapiro, Ph.D. (2)	–	143,713	41,759	185,472
Robert Langer, SC.D. (3)	130,500	35,713	41,759	207,972
Zohar Loshitzer (4)	63,000	35,713	41,759	140,472
Gregory D. Perry (5)	61,500	35,713	41,759	138,972
Michael T. Heffernan (6)	47,000	32,463	26,876	106,339

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the directors during fiscal 2012. Assumptions used to calculate the fair market value of a common share for these awards are included in Note 14, to our audited financial.
(2)	Dr. Shapiro received 1,960,017 shares at a share price of $0.073. Dr. Shapiro received 500,000 options on January 1, 2012 that vested immediately, with an exercise price and share price at date of grant of $0.09.
(3)	Dr. Langer received 500,000 shares at a share price of $0.0714. Dr. Langer received 500,000 options on January 1, 2012 that vested immediately, with an exercise price and share price at date of grant of $0.09.
(4)	Mr. Loshitzer received 500,000 shares at a share price of $0.0714. Mr. Loshitzer received 500,000 options on January 1, 2012 that vested immediately, with an exercise price and share price at date of grant of $0.09.
(5)	Mr. Perry received 500,000 shares at a share price of $0.0714. Mr. Perry received 500,000 options on January 1, 2012 that vested immediately, with an exercise price and share price at date of grant of $0.09.
(6)	Mr. Heffernan received 475,000 shares at a price of $0.0683. Mr. Heffernan also received 362,022 options on April 11, 2012 that vested immediately, with an exercise price and a share price at date of grant $0.08.

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The table below shows the number of stock options held by each non-employee director as of December 31, 2012.

Name	Stock Options
Alan C. Shapiro, Ph.D.	1,100,000
Robert Langer, SC.D.	2,625,000
Zohar Loshitzer	583,333
Gregory D. Perry	541,667
Michael T. Heffernan	362,022

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2012 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2012 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

The Board of Directors has determined that Dr. Shapiro is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B. The Board of Directors has also determined that Dr. Shapiro meets the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Respectfully submitted by the Audit Committee,

Dr. Alan C. Shapiro, Chairman

Mr. Gregory D. Perry

Mr. Zohar Loshitzer

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Gary Rabin	48	Chief Executive Officer and Chairman of the Board of Directors
Robert P. Lanza M.D.	57	Chief Scientific Officer

Information regarding the principal occupations of Gary Rabin is set forth above under the heading, “Information About the Board of Directors.” Information regarding the principal occupation of Robert P. Lanza is set forth below:

Robert P. Lanza, M.D. has been our Chief Scientific Officer since October 2007. Dr. Lanza has over 20 years of research and industrial experience in the areas of tissue engineering and transplantation medicine. Prior to his promotion to Chief Scientific Officer, Dr. Lanza served as the Company’s VP of Research & Scientific Development. Before joining us in 1999, from 1990 to 1998, Dr. Lanza was Director of Transplantation Biology at BioHybrid Technologies, Inc., where he oversaw that company’s xenotransplantation and bioartificial pancreas programs. He has edited or authored sixteen books, including Principles of Tissue Engineering (4th ed. co-edited with R. Langer and J. Vacante), Yearbook of Cell and Tissue Transplantation, One World The Health & Survival of the Human Species in the Twenty-First Century, and Xeno: The Promise of Transplanting Animal Organs into Humans (co-authored with D.K.C. Cooper). Dr. Lanza received his B.A. and M.D. Degrees from the University of Pennsylvania, where he was both a University Scholar and Benjamin Franklin Scholar.

Earlier this year, Edward Myles was named as our Chief Financial Officer and Executive Vice President of Corporate Development, effective June 12, 2013. Because he was not an executive officer as of December 31, 2012, Mr. Myles is not a “named executive officer” under applicable SEC rules, and disclosure regarding his compensation arrangement is not required to be included in this Proxy Statement. Pursuant to his employment agreement, Mr. Myles will receive an annual base salary of $330,000, which shall be increased by an amount determined by the board of directors of at least 3% at the beginning of each calendar year. We paid Mr. Myles a signing bonus of $20,000 following the execution of the employment agreement. Mr. Myles is eligible to receive an annual cash incentive bonus with a target amount equal to 35% of his annual base salary. The actual amount of the performance bonus will be determined by our board of directors based on performance objectives established by the board directors after consultation with Mr. Myles, and may be more or less than the target amount. In addition, Mr. Myles also received a non-qualified option to purchase 14,000,000 shares of our common stock under the Advanced Cell Technology, Inc. 2005 Stock Option Plan. 4,666,667 of the shares subject to the option will vest on December 31, 2013 and the remaining shares will vest in four equal semi-annual installments on June 30, 2014, December 31, 2014, June 30, 2015 and December 31, 2015, subject to continuing service.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

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•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the compensation program for our named executive officers for 2012 who are Gary Rabin (Chief Executive Officer) and Robert P. Lanza, M.D. (Chief Scientific Officer) (collectively, the “Named Executive Officers”). In particular, this section focuses on our 2012 compensation program and related compensation decisions.

The Board of Directors has established a Compensation Committee, which are independent non-employee directors, which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

The objectives of our compensation program are as follows:

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and

•	Attract, hire and retain well-qualified executives.

The compensation level of our Named Executive Officers generally reflects their unique position and incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our Named Executive Officers is from equity compensation, primarily through stock option grants or restricted stock awards.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined on an individual-case basis, taking into consideration each Named Executive Officer’s unique talents and experience as they relate to our needs. With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the chief executive officer. Executive compensation is paid or granted pursuant to each Named Executive Officer’s compensation agreement. Compensation adjustments are made occasionally based on changes in a Named Executive Officer’s level of responsibility or on changed local and specific executive employment market conditions. Based on these factors, the Compensation Committee approved the execution of employment agreements with the Company’s only two executive officers.

Compensation Consultant

In July 2012, the Compensation Committee retained Radford (an Aon Hewitt company), or Radford, as an independent compensation consultant to provide executive compensation advice. Radford reports directly to the Compensation Committee.

Radford was hired to perform the following services:

•	Assist in developing a peer group to be used to assess executive compensation;

•	Assess the executive compensation program and develop recommendations covering salary, incentives and equity compensation; and

•	Review peer group short-term incentive design practices and assist in developing structure of short-term incentive program for the Compensation Committee.

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Radford prepared analyses for the Compensation Committee based on its review of market data it believed to be relevant, including compensation levels at, and financial performance of, the peer group of companies identified below. Radford also met with the Compensation Committee and with management to solicit input on job scope, performance, retention issues and other factors it views as relevant. Radford then prepared a report and presented it to the Compensation Committee with recommendations as to the compensation of the Named Executive Officers.

Based on its analysis of peer group compensation and practices, Radford recommended, and the Compensation Committee approved, that there be no change in 2012 as to the base salaries of the Named Executive Officers (other than what is required by their respective employment agreements) or their equity compensation and that the Company implement a fiscal 2012 performance based bonus opportunity for the Named Executive Officers (which is described further below).

Radford does not provide any executive compensation consulting services other than those requested by the Compensation Committee and which are related to Radford ‘s engagement by the Compensation Committee. Radford does not perform any services directly for management or any other services for the Company and receives no compensation from the Company other than for its work in advising the Compensation Committee.

Given the foregoing, along with (i) the absence of any business or personal relationship between Radford and any member of the Compensation Committee or any of our executive officers, (ii) the fact that Radford does not trade in Company stock, (iii) the fact that Radford has an independence policy that is reviewed annually by its governing body, and (iv) the fact that Radford proactively notifies the Compensation Committee of any potential or perceived conflicts of interest, the Compensation Committee has concluded that Radford’s work does not raise any conflict of interest.

Peer Group

In September 2012, Radford recommended (and the Compensation Committee approved) using the following publicly-traded, US-based companies in the stem cell/biotechnology sector for purposes of assessing the compensation of the Named Executive Officers.   The following companies were selected primarily because they generally had fewer than 100 employees and because their market capitalization was less than $300 million.  Additionally, with respect to assessing the compensation for the Chief Scientific Officer, Radford supplemented the below peer group information with data from Radford’s 2012 Global Life Sciences Survey utilizing publicly traded  pre-commercial biotechnology companies with under 100 employees.

•	Aastrom Biosciences	•	GTx
•	Amicus Therapeutics	•	International Stem Cell
•	A.P. Pharma	•	Newlink Genetics
•	Athersys	•	OncoGenex Pharmaceuticals
•	BiotimeMarket	•	Osiris Therapeutics
•	Celldex Therapeutics	•	Repligen
•	Celsion	•	StemCells
•	Geron	•	Sunesis Pharmaceuticals

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2012 Bonus Incentive

After considering Radford’s report and recommendations, and based on discussions with both Radford and Mr. Rabin, the Compensation Committee established a 2012 cash bonus incentive arrangement for the Named Executive Officers.  The target bonus opportunity was 60% of annual base salary for Mr. Rabin and 30% of annual base salary for Dr. Lanza.   The actual amount of any bonus that was earned could be more or less than the target amount based on the degree of achievement of the specified performance goals.

The 2012 bonus arrangement utilized a performance matrix for the Named Executive Officers with the following four key corporate objectives and which were each weighted as to importance.  Each of the below four performance objectives had specified sub-goals (shown below).  Each were separately evaluated and graded by the Compensation Committee after the completion of 2012 and which included discussions with Mr. Rabin on the degree of achievement.

•	Development of Clinical Data – 37.5% weight – number of clinical study sites, number of patients, safety, efficacy.

•	Financial Performance – 25% weight – satisfying budget and financing objectives, further developing financial and accounting infrastructure.

•	Research & Development – 15% weight – Investigational New Drug preparation and filings and related planning.

•	Long Term Development and Strategy – 22.5% weight – developing operating plan framework and key long term objectives.

The Compensation Committee believed that the above objectives were appropriate, challenging and difficult to achieve. In January 2013, the Compensation Committee unanimously concluded that on an overall basis the target performance objectives were achieved and that each of the Named Executive Officers would therefore each receive a cash bonus in an amount equal to their respective target bonus amounts for fiscal 2012.

Compensation Committee Report*

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Act with management. Based upon that review and analysis, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Submitted by the Compensation Committee:

Alan Shapiro

Gregory D. Perry

Zohar Loshitzer

Michael Heffernan

________________________

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

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Risk Management Considerations

In response to the ongoing global economic recession, in 2012 the Compensation Committee considered the incentives under our executive compensation program and whether they introduced or encouraged excessive risk taking or other behaviors by our executives that could have a negative impact on our business. The Compensation Committee determined that our executive compensation program provides an appropriate balance of incentives and that it does not encourage our executives to take excessive risks or otherwise create risks that are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table summarizes the compensation paid to our Named Executive Officers for the fiscal year ending December 31, 2012, 2011, and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gary Rabin (2)	2012	525,000	–	–	–	315,000	–	840,000
Chief Executive Officer	2011	490,000	649,359	2,550,000	3,457,543	–	–	7,146,902
Principal Financial Officer,	2010	18,461	40,000	–	686,896	–	115,692	861,049
and Chairman of the Board of Directors
Robert P. Lanza, M.D.,	2012	462,000	–	–	–	138,600	–	600,600
Chief Scientific Officer	2011	407,500	255,000	1,703,931	2,502,971	–	–	4,869,402
	2010	375,000	50,000	2,717,298	–	–	–	3,142,298

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the Named Executive Officers during fiscal 2012. Please see the assumptions relating to the valuation of our stock and stock option awards which are contained in Note 14 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
(2)	Mr. Rabin served solely as a member of our Board of Directors until December 14, 2010 when he commenced serving as our chief executive officer.

Employment Agreements

Employment Agreement with Gary Rabin

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Gary H. Rabin (the “Rabin Agreement”). Pursuant to the Rabin Agreement, the parties agreed as follows:

•	Mr. Rabin will serve as the Company’s chief executive officer and chief financial officer for a term commencing on July 1, 2011 until December 31, 2013 (subject to earlier termination as provided therein).

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•	The Company will pay Mr. Rabin a base salary of $500,000 per year, through December 31, 2011, which amount shall increase at the end of each full year of the Rabin Agreement, by an amount determined by the board, but by not less than 5% per year.

•	The Company agreed to pay Mr. Rabin a retention bonus of $41,667 within 10 days of execution of the Rabin Agreement. The retention bonus was paid on August 5, 2011.

•	The Company shall pay Mr. Rabin an annual incentive bonus, which will be calculated by reference to the 10-day volume weighted average price (“VWAP”) of the Company’s Common Stock, determined as follows:

•	The VWAP will be measured at June 30, 2011 (the “June 30 VWAP”), December 31, 2011 (the “2011 VWAP”), December 31, 2012 (the “2012 VWAP “), and December 31, 2013 (the “2013 VWAP”), and the amount of the incentive bonus for a given year shall be as follows:

•	For 2011, (x) if the 2011 VWAP is less than 150% of the June 30 VWAP (the “2011 Baseline”), the incentive bonus shall be zero; (y) if the 2011 VWAP is at least 150% of the 2011 Baseline but less than 200% of the 2011 Baseline, the incentive bonus shall be $200,000; and (z) if the 2011 VWAP is at least 200% of the 2011 Baseline, the incentive bonus shall be $450,000.

•	For 2012, (x) if the 2012 VWAP is less than 150% of the higher of the June 30 VWAP or the 2011 VWAP (such higher VWAP, the “2012 Baseline “), the incentive bonus shall be zero; (y) if the 2012 VWAP is at least 150% of the 2012 Baseline but less than 200% of the 2012 Baseline, then the incentive bonus shall be $500,000; and (z) if the 2012 VWAP is at least 200% of the 2012 Baseline, then the incentive bonus shall be $1,000,000.

•	For 2013, (x) if the 2013 VWAP is less than 150% of the higher of the June 30 VWAP or the 2012 VWAP (such higher VWAP, the “2013 Baseline”), the incentive bonus shall be zero; (y) if the 2013 VWAP is at least 150% of the 2013 Baseline but less than 200% of the 2013 Baseline, then the incentive bonus shall be $500,000; and (z) if the 2013 VWAP is at least 200% of the 2013 Baseline, then the incentive bonus shall be $1,000,000.

•	The Company shall pay Mr. Rabin a performance bonus in amount (not less than $100,000 per year) to be determined by the Compensation Committee of the Board of Directors.

•	The Company agreed to issue to Mr. Rabin, upon execution of the Rabin Agreement, (i) 10,000,000 shares of restricted Common Stock, (ii) an option to purchase 10,000,000 shares of Common Stock with an exercise price equal to fair market value on the date of grant, (iii) an option to purchase 5,000,000 shares of Common Stock with an exercise price of $0.30, and (iv) an option to purchase 5,000,000 shares of Common Stock with an exercise price of $0.45. The options will vest, and the shares will no longer be subject to the Company’s right to repurchase for aggregate consideration of $1.00, in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending on December 31, 2013.

•	If Mr. Rabin’s employment under the Rabin Agreement were to be terminated by the Company without Cause (as defined therein), or if Mr. Rabin resigns for Good Reason (as defined therein), the Company will pay Mr. Rabin (in addition to unpaid base salary, performance bonus and incentive bonus to the date of termination), a lump sum equal to the aggregate installments of base salary in effect on the date of termination and otherwise payable in respect of the period commencing on the date immediately subsequent to the date of termination and ending on the earlier to occur of the first anniversary of such date and December 31, 2013; provided, that, Mr. Rabin execute a standard general release within 60 days of termination.

Cause is defined under the Rabin Agreement as:

•	an act or acts of fraud or dishonesty undertaken by Mr. Rabin during the course of his employment;

•	misconduct by Mr. Rabin that is willful or deliberate on Mr. Rabin’s part and that, in either event, is materially injurious to Company, monetarily or otherwise;

•	the indictment, formal charge, conviction of Mr. Rabin of, or Mr. Rabin entering of a plea of nolo contendere to, a misdemeanor involving fraud, theft, dishonesty or moral turpitude or a felony, or Mr. Rabin’s debarment by the U.S. Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company; or

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•	the material breach of any terms and conditions of the Rabin Agreement by Mr. Rabin, which failure or breach has not been cured by Mr. Rabin within 30 days after written notice thereof to Mr. Rabin from Company; or

•	Mr. Rabin’s failure to perform his duties or follow the lawful directions of the Board, which failure has not been cured by Mr. Rabin within 30 days after written notice thereof to Mr. Rabin from the Company.

Good Reason is defined in the Rabin Agreement as:

•	any removal of Mr. Rabin from, or any failure to nominate or re-elect Mr. Rabin to, his current office and/or as the Chairman of the Board, except in connection with the termination of Mr. Rabin’s employment for death, disability or Cause;

•	the failure of Company to obtain the assumption of the Rabin Agreement by any successor to the Company;

•	in the event of a Change in Control (as defined in the Rabin Agreement):

o	(1) any reduction in Mr. Rabin’s then-current base salary or any material reduction in Mr. Rabin’s comprehensive benefit package (other than changes, if any, required by group insurance carriers applicable to all persons covered under such plans or changes required under applicable law), without Mr. Rabin’s prior written consent; (2) the assignment to Mr. Rabin of duties that represent or constitute a material adverse change in Mr. Rabin’s position, duties, responsibilities and status with Company immediately prior to a Change in Control, without Mr. Rabin’s prior written consent; or (3) a material adverse change in Mr. Rabin’s reporting responsibilities, titles, offices, or any removal of Mr. Rabin from, or any failure to re-elect Mr. Rabin to, any of such positions; except in connection with the termination of Mr. Rabin’s employment for Cause, upon the disability or death of Mr. Rabin, or upon the voluntary termination by Mr. Rabin;

o	the relocation of Mr. Rabin’s place of employment from the location at which Mr. Rabin was principally employed immediately prior to the date of the Change in Control to a location more than 50 miles from such location, without Mr. Rabin’s prior written consent; or

o	the failure of any successor to Company to assume and agree to perform Company’s obligations under the Rabin Agreement; and

•	the material breach of any terms and conditions of the Rabin Agreement by the Company.

A Change in Control in the Rabin Agreement has the same meaning as a Change in Control under the 2005 Stock Incentive Plan, as may be amended, which is defined as (1) a sale of all or substantially all of the Company’s assets; (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction; or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

Employment Agreement with Robert P. Lanza, M.D.

Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Robert Lanza (the “Lanza Agreement”). Pursuant to the Lanza Agreement, the parties agreed as follows:

•	Dr. Lanza will continue serve as the Company’s chief scientific officer for a term commencing on July 1, 2011 until September 30, 2013 (subject to earlier termination as provided therein, and extension by mutual written agreement).

•	The Company will pay Dr. Lanza a base salary of $440,000 per year, which amount shall increase at the end of each year of the Lanza Agreement, by an amount determined by the board, but by not less than 5% per year. The Company may also pay Dr. Lanza annual bonuses in the Company’s sole discretion.

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•

The Company agreed to issue to Dr. Lanza, upon execution of the Lanza Agreement, (i) 15,000,000 shares of restricted Common Stock (of which 6,000,000 shares will vest on the date of grant, with the balance of 9,000,000 shares vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013), (ii) an option to purchase 15,000,000 shares of Common Stock with an exercise price equal to the closing price on the date of execution (of which 6,000,000 options will vest on the date of grant, with the balance of 9,000,000 options vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013).

•	If Dr. Lanza’s employment under the Lanza Agreement were to be terminated by the Company without Cause (as defined in the Lanza Agreement), or if Dr. Lanza resigns for Good Reason (as defined in the Lanza Agreement the Company will pay Dr. Lanza severance equal to one year base salary.

Cause is defined in the Lanza Agreement as follows:

•	Dr. Lanza being convicted of or pleading guilty (or no contest) to a felony or fraud, or Dr. Lanza’s violation of any criminal or civil law relating to, or that materially impacts, Dr. Lanza’s performance of his duties;

•	Dr. Lanza’s debarment, if caused by his own actions, by the United States Food and Drug Administration from working in or providing services to any pharmaceutical or biotechnology company;

•	Dr. Lanza’s material breach of the Lanza Agreement or the material failure of Dr. Lanza to properly perform Dr. Lanza’s job responsibilities, but only if Dr. Lanza did not correct (if reasonably capable of correction) such breach or failure within 30 days of written notification to Dr. Lanza by the Company of such breach or failure; or

•	commission of any act of gross fraud or misconduct with respect to the Company.

Good Reason is defined in the Lanza Agreement as follows:

•	the termination of Dr. Lanza’s employment by Dr. Lanza because of a material diminution in the duties of Dr. Lanza at the direction of the Company after written notice from Dr. Lanza to the Company of the specific duties and material changes in Dr. Lanza’s duties to which he objects, the reasons for his objections, and his intent to terminate his employment because of such material changes, said written notice to be served on the Company by Dr. Lanza within ninety (90) days of Dr. Lanza’s knowledge of such alleged material changes, and the Company’s failure to modify within thirty (30) days of the written notice the duties to Dr. Lanza conform to those duties currently in existence for the previous 90 days (provided that the sale of the Company or any other change in control of the Company does not, in and of itself, constitute a material diminution in duties of the Dr. Lanza);

•	the termination of Dr. Lanza’s employment by Dr. Lanza because of a material breach of the Lanza Agreement by the Company after written notice from Dr. Lanza to the Company of the specific material breach asserted by Dr. Lanza, said written notice to be served on the Company by Dr. Lanza within ninety (90) days of Dr. Lanza’s knowledge of such alleged material breach, and the Company’s failure to cure such breach within thirty (30) days of the written notice; or

•	the termination of Dr. Lanza’s employment by Dr. Lanza because of the relocation by Company by more than fifty (50) miles of Dr. Lanza’s place of employment without his consent, provided that Dr. Lanza provides written notice to Company of the intention to terminate employment as the result of such relocation within thirty (30) days following the date on which Dr. Lanza is given notice of the proposed relocation and the Company fails to remedy the situation within thirty (30) days of the written notice from Dr. Lanza (it being understood that Dr. Lanza will not be required to relocate temporarily in order to exercise this right).

The sale of the Company or any other change in control of the Company shall not, in and of itself, constitute a material diminution in duties of the Dr. Lanza under (A) above.

Change in Control has the same definition under the Lanza Agreement as it has under the Rabin Agreement.

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2005 Stock Incentive Plan

The Company maintains the stockholder approved 2005 Stock Incentive Plan pursuant to which equity-based compensation awards can be awarded to the Named Executive Officers and other service providers. Unless terminated earlier, the 2005 Stock Incentive Plan will terminate in January 2015. The 2005 Stock Incentive Plan is currently administered by the compensation committee of our Board of Directors. Any of our employees, directors, non-employee directors and consultants, as determined by the compensation committee, may be selected to participate in the 2005 Stock Incentive Plan. We may award these individuals with one or more of the stock options, stock purchase rights, restricted shares and/or other equity based awards.

The maximum aggregate number of common shares under the 2005 Stock Incentive Plan that may be awarded is 9,000,000, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2006 equal to 5% of the common shares outstanding on the last day of the immediately preceding fiscal year. The shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares that were subject thereto shall, unless the 2005 Stock Incentive Plan shall have been terminated, become available for future grant under the 2005 Stock Incentive Plan. In addition, any shares which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the 2005 Stock Incentive Plan. Shares issued under the 2005 Stock Incentive Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the 2005 Stock Incentive Plan. The maximum number of shares that may be subject to stock options and stock purchase rights granted to any one employee under the 2005 Stock Incentive Plan for any fiscal year of the Company shall be 1,500,000. As of December 31, 2012, 234,147,328 shares remained available for issuance under the 2005 Stock Incentive Plan and there were 99,531,642 shares subject to outstanding stock options and unvested shares granted under the 2005 Stock Incentive Plan.

 Grants of Plan-Based Awards

	Estimated Possible Payouts under Non-Equity Incentive Plan Awards
Name and Principal Position	Threshold ($)		Target ($)	Maximum ($)
Gary Rabin(1)(3)	100,000	(2)	315,000	393,750
Chief Executive Officer and Chairman	–		–	1,000,000	(3)

Robert P. Lanza, M.D.(1) Chief Scientific Officer	69,300		138,600	173,250

(1)	Each Named Executive Officer was eligible to earn a fiscal 2012 performance-based bonus pursuant to his employment agreement as discussed above under “Employment Agreements.” The 2012 bonus program is described above under “2012 Bonus Incentive” and the amounts paid are also shown above in the Summary Compensation Table. The targets were based on a percentage of annual base salary and this was 60% for Mr. Rabin and 30% of salary for Dr. Lanza. The actual bonus could be more or less than the target based on a threshold achievement level of at least 50% but no more than 125%.
(2)	In accordance with Mr. Rabin’s employment agreement, he is entitled to no less than $100,000 per year for any performance-based bonus.
(3)	Pursuant to Mr. Rabin’s employment agreement, Mr. Rabin was also eligible to earn a fiscal 2012 incentive-based bonus based on the trading price of the Company’s Common Stock as discussed above under “Employment Agreements.” The maximum amount Mr. Rabin was eligible to receive was $1,000,000.

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 Outstanding Equity Awards at December 31, 2012

The following table shows the number of shares of Common Stock covered by stock options and also unvested stock held by the Named Executive Officers as of December 31, 2012.

Name	Number of Securities Underlying Unexercised Options Exercisable		Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
	#		#	($)	($)	#		$

Gary Rabin	5,000,000	(1)	–	0.140	12/29/2020	4,000,000	(9)	222,800
Chief Executive	6,000,000	(2)	4,000,000	0.185	7/1/2021
Officer and Chairman	3,000,000	(2)	2,000,000	0.30	7/1/2021
	3,000,000	(2)	2,000,000	0.45	7/1/2021
Robert P. Lanza,	500,000	(3)	–	0.85	1/31/2015	3,857,144	(10)	214,843
M.D., Chief	250,000	(4)	–	2.20	9/15/2015
Scientific Officer	4,000,000	(5)	–	0.21	2/7/2018
	5,350,000	(6)	–	0.098	11/13/2019
	1,783,333	(7)	–	0.195	1/10/2021
	11,142,857	(8)	3,857,143	0.157	8/8/2021

(1)	These options held by Mr. Rabin vested in full as of July 1, 2011.
(2)	These options held by Mr. Rabin vest in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending December 31, 2013.
(3)	These options held by Dr. Lanza vested in full as of January 31, 2009.
(4)	These options held by Dr. Lanza vested in full as of December 31, 2006.
(5)	These options held by Dr. Lanza vested in full as of February 7, 2010.
(6)	These options held by Dr. Lanza vested in full as of November 13, 2010.
(7)	These options held by Dr. Lanza originally vested evenly over three years but vesting was accelerated when Dr. Lanza signed a new employment agreement in 2011. Under the new vesting schedule, the options became fully vested on March 31, 2012.
(8)	These options held by Dr. Lanza vest as follows: 6,000,000 vested immediately on grant with the remaining 9,000,000 vesting in 21 equal installments on the last day of each month beginning on January 31, 2012 and ending on September 30, 2013.
(9)	These shares were granted to Mr. Rabin under the Rabin Agreement and vest in equal installments on the last day of each calendar quarter from July 1, 2011 through December 31, 2013. The value is based on our closing market share price on December 31, 2012 of $0.0557.
(10)	These shares were granted to Dr. Lanza under the Lanza Agreement and vest in equal installments on the last day of each calendar quarter from July 1, 2011 through September 30, 2013. The value is based on our closing market share price on December 31, 2012 of $0.0557.

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Option Exercises and Stock Vested—Fiscal Year 2012

With respect to the Named Executive Officers during the fiscal year ended December 31, 2012, there were no exercises of stock options and the table below indicates the fair value of the restricted stock at the vesting dates during the period:

Name	Stock Awards Number of shares acquired on vesting	Value realized on vesting ($)
Gary Rabin	4,000,000	$284,900
Robert Lanza	5,142,856	$363,086

Pension Benefits

We do not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

We do not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Payments Made Upon Involuntary Termination by the Company Without Cause or For Good Reason by Executive, or Company Change in Control Transaction

This section provides estimates for compensation payable to each Named Executive Officer under hypothetical termination of employment and change in control scenarios under our compensatory arrangements with the Named Executive Officers (other than nondiscriminatory arrangements generally available to salaried employees). The amounts shown below are estimates and assume the hypothetical involuntary termination or change in control occurred on December 31, 2012, the last day of fiscal 2012, applying the provisions of the employment agreements that were in effect as of such date. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

Pursuant to the terms of the Rabin Agreement, if Mr. Rabin had been terminated without Cause or had resigned for Good Reason on December 31, 2012, subject to Mr. Rabin executing a general release of claims against the Company, Mr. Rabin would have been entitled to: (i) within 60 days of December 31, 2012, a lump sum payment of $525,000 (equal to his annual base salary then in effect); (ii) reimbursement of Mr. Rabin on a month-to-month basis of an amount equivalent to Mr. Rabin’s and Mr. Rabin’s spouse and dependent’s COBRA payments for up to 18 months following the date of termination if Mr. Rabin were to properly elect to receive COBRA coverage, or for the maximum COBRA term allowable by then applicable law for coverage of Mr. Rabin, and his spouse and dependents, for an estimated $20,000 in reimbursements over 18 months; and (iii) full vesting of the stock options and restricted stock incentive awards granted under the Rabin Agreement. Additionally, if a change in control had occurred on December 31, 2012, then the stock options and restricted stock incentive awards granted under the Rabin Agreement to Mr. Rabin would have fully vested. The fair value for the accelerated vesting would be approximately $223,000.

Pursuant to the terms of the Lanza Agreement, if Dr. Lanza had been terminated without Cause or had resigned for Good Reason on December 31, 2012, Dr. Lanza would have been entitled to total payments of $462,000 (equal to his annual base salary then in effect), payable in regular semi-monthly installments during the twelve (12) months immediately following the termination of Dr. Lanza’s employment with the Company. If a change in control had occurred on December 31, 2012, then all stock options previously issued to Dr. Lanza would have been to be fully vested (and all restrictions associated with restricted stock to be issued to Dr. Lanza under the Lanza Agreement would have been lifted) if Dr. Lanza was not retained by the acquiring or surviving company. If Dr. Lanza had been retained by the acquiring or surviving company after a change of control then vesting of all previously issued stock options would have accelerated by a period of one (1) year from the date on which they would normally have vested. The fair value for the accelerated vesting would be approximately $215,000.

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Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

 Our Board of Directors is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions. None of the following parties has, during the year ended December 31, 2012, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

•	Any of our directors or officers;

•	Any person proposed as a nominee for election as a director;

•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of Common Stock;

•	Any of our promoters; and

•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

On January 31, 2012, the Shapiro Family Trust received 5,532,198 shares of the Company’s Common Stock valued at $608,542 upon cashless exercise of the warrants in connection with the 2005-2008 convertible debentures and in accordance with the December 7, 2011 global settlement agreement. Dr. Shapiro, one of the our directors, may be deemed the beneficial owner of the securities owned by the Shapiro Family Trust.

 Director Independence

The Company complies with the standards of “independence” prescribed by the Nasdaq Marketplace Rules. Accordingly, our Board of Directors has determined that Dr. Alan Shapiro, Mr. Robert Langer, Mr. Zohar Loshitzer, Mr. Gregory Perry and Mr. Michael Heffernan meet the definition of “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Interests of Certain Officers and Directors

The Company is not aware of any officer or director who has an interest in the matters to be voted upon at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Other than as disclosed below, and based solely on a review of the reports furnished to us or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2012, our officers, directors and greater than ten percent stockholders timely filed all reports they were required to file under Section 16(a). Gary Rabin, our Chairman and Chief Executive Officer, filed Form 4s late with respect to four transactions. Gregory D. Perry, a director, filed Form 4s late with respect to four transactions. Zohar Loshitzer, a director, filed Form 4s late with respect to three transactions. Michael Heffernan, a director, filed a Form 3 late and Form 4s late with respect to four transactions. Dr. Alan Shapiro, a director, filed Form 4s late with respect to six transactions. Dr. Robert Langer, a director, filed Form 4s late with respect to three transactions. In addition to the transactions noted above, we determined that Mr. Rabin failed to report 27 transactions in which Mr. Rabin sold shares of the Company’s Common Stock that took place between February 7, 2011 and January 10, 2013. Mr. Rabin filed a Form 4 that reports the previously unreported sale transactions and corrects the total number of shares of the Company’s Common Stock that Mr. Rabin then owned.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is currently comprised of Dr. Shapiro, Mr. Perry, Mr. Loshitzer, and Mr. Heffernan. No one who served as a member of the Compensation Committee during 2012 is or has been an officer or employee of the Company or had any relationship that is required to be disclosed as a transaction with a related party. During the year ended December 31, 2012, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or our Compensation Committee.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL 1

ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

At this year’s Annual Meeting, the Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be elected until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for the Company’s Board of Directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Please see “Information About The Board of Directors” for information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Nominees

Name	Age	Position
Gary Rabin	48	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	68	Director
Robert Langer, Sc.D.	65	Director
Zohar Loshitzer	56	Director
Gregory D. Perry	53	Director
Michael T. Heffernan	49	Director

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the proposal in person or represented by proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes (which may or may not constitute less than a majority). As a result, broker non-votes and abstentions will not count towards the result.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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PROPOSAL 2

AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK

On August 9, 2013, our Board approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 2,750,000,000 to 3,750,000,000 shares, subject to stockholder approval at the Annual Meeting, which the Board is recommending to the stockholders for approval.  The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of Common Stock.  Adoption of the amendment would not affect the rights of the holders of currently outstanding Common Stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share and voting rights of current holders of Common Stock.  If the amendment is adopted, it will become effective upon filing of the certificate of amendment with the Office of the Secretary of State of the State of Delaware.  If the amendment is adopted, the certificate of amendment giving effect to the amendment will be filed as soon as practicable.

On August 23, 2013, 2,582,275,570 shares of Common Stock were outstanding and 185,022,703 were reserved for options, warrants, employee equity plans and other purposes.  Upon the approval of this Proposal 2, there would be approximately 982,701,727 authorized and unreserved shares available for issuance.

The Company’s Certificate of Incorporation, as amended from time to time, currently also authorizes the issuance of fifty million shares of preferred stock, and as of August 23, 2013 there were zero shares of Series A-1 redeemable preferred stock issued and outstanding, 1,000 shares of Series B preferred stock issued and outstanding and 1,750 shares of Series C preferred stock issued and outstanding.  The proposed amendment to the certificate of incorporation, as amended, would not change the authorized number of shares of preferred stock.

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the increase in the authorized shares of Common Stock if the Board determines that the reverse split and proportional reduction in authorized shares of Common Stock is no longer in the best interests of the Company and its shareholders.

Text of the Amendment

The increase in authorized shares of Common Stock will be implemented by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix A hereto, and the increase in the authorized shares of Common Stock will become effective on the date of the filing of the Certificate of Amendment. We propose to amend the Section 1 of Article V of the certificate of incorporation so that it would read in its entirety as follows:

 “Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Three Billion Eight Hundred Million (3,800,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.”  The Corporation shall be authorized to issue Three Billion Seven Hundred Fifty Million (3,750,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.”

The only changes that would be made to Section 1 of Article V, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from 2,750,000,000 to 3,750,000,000 and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from 2,800,000,000 to 3,800,000,000.

Purpose of the Amendment

As disclosed in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 7, 2013, the Company entered into a settlement agreement (the “Settlement Agreement”) with CAMOFI Master LDC (“CAMOFI”) and CAMZHN Master LDC (“CAMZHN” and together with CAMOFI, the “CAMOFI Parties”) in January of 2013. The Settlement Agreement regarded a dispute among the parties as the proper adjustments to the exercise price of warrants issued by the Company to the CAMOFI Parties. Under the Settlement Agreement, the Company agreed to, among other things, issue (a) to CAMOFI an Amortizing Senior Secured Convertible Debenture in the principal amount of $4,732,781 and (b) to CAMZHN an Amortizing Senior Secured Convertible Debenture in the original principal amount of $1,267,219 (together, the “Debentures”). Both of the Debentures are convertible at the option of the holder at a price per share of the Company’s common stock equal to 80% of the VWAP of the ten consecutive trading days prior to the conversion date.

If the currently outstanding Debentures were converted to Common Stock on August 21, 2013, they would have converted into 77,205,882 shares of Common Stock. The Company currently has 167,724,430 shares of Common Stock available for issuance, which amount is not sufficient to comply with the terms of Settlement Agreement and the Company’s other outstanding rights or obligations to issue shares of Common Stock. These other rights and obligations include, as of August 21, 2013, up to 265,798,016 shares of Common Stock issuable by the Company under its Purchase Agreement with Lincoln Park Capital Fund LLC dated September 19, 2012 and approximately 105,600,000 shares of Common Stock issuable by the Company upon the exercise of outstanding warrants and vested options.   The Company is therefore requesting its stockholders approve this proposal to amend its Certificate of Incorporation to increase the authorized shares of Common Stock.

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The approval of the amendment to the certificate of incorporation to increase the authorized shares of Common Stock is important for the ongoing business of the Company.  Without additional authorized shares of Common Stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to exercise its right to sell shares to Lincoln Park Capital Fund LLC if and as necessary to fund on-going operations. The increase in the number of authorized shares of Common Stock that are not subject to issuance pursuant to settlement agreements with the various holders of convertible notes and warrants, or any current, or future, court ordered judgments, may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors and for other general corporate purposes, although we have no agreements or understandings with respect to any specific issuances at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose.  The Board of Directors strongly urges the stockholders to vote in favor of the amendment to the certificate of incorporation to increase the authorized shares of Common Stock.

 Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

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PROPOSAL 3

REVERSE SPLIT AND PROPORTIONAL REDUCTION IN AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY

On August 9, 2013, our Board approved an amendment to the Certificate of Incorporation, which the Board is recommending to the stockholders for approval to implement a reverse split of the Company’s Common Stock at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Delaware Secretary of State no later than September 30, 2014.

Based on the number of shares currently issued and outstanding, immediately following the reverse split the Company would have approximately 86,075,852 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is one-for-thirty, and 25,822,756 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is one-for-one-hundred. Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 30 and 100 shares.

The reverse split and proportional reduction in authorized shares of Common Stock will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board of Directors will determine the exact ratio of the reverse split and proportional reduction in authorized shares of Common Stock and the actual time of filing of the applicable Certificate of Amendment, provided that such amendment is filed no later than September 30, 2014. If both Proposal 2 and Proposal 3 are approved at the Annual Meeting, we plan to file the Certificate of Amendment approved as part of Proposal 2 (in the form attached as Appendix A hereto) before the Certificate of Amendment approved as part of Proposal 3 (in the form attached as Appendix B hereto).

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the reverse split and proportional reduction in authorized shares of Common Stock if the Board determines that the reverse split and proportional reduction in authorized shares of Common Stock is no longer in the best interests of the Company and its shareholders.

If the proposed reverse split and proportional reduction in authorized shares of Common Stock proposal is approved by the Company’s stockholders, and if the Board of Directors in its discretion still believes at that time the reverse split and proportional reduction in authorized shares of Common Stock is in the best interests of the Company and its stockholders, after the Board of Directors votes in favor of effecting the reverse split and proportional reduction in authorized shares of Common Stock, the reverse split and proportional reduction in authorized shares of Common Stock will be implemented by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix B hereto, and the reverse split and proportional reduction in authorized shares of Common Stock will become effective on the date of the filing (the “Split Effective Date”). We will obtain a new CUSIP number for the new Common Stock effective at the time of the reverse split. Stockholders who held shares of the Company’s Common Stock as of the close of business on the Split Effective Date (“Record Holders”) will be notified as soon as practicable after the Effective Date that the reverse split has been effected. The Company’s transfer agent will act as its exchange agent (the “Exchange Agent”) in implementing the exchange of their certificates. As soon as practicable after the Split Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split Common Stock (“Old Common Stock”) to the Exchange Agent in exchange for certificates representing post-split Common Stock (“New Common Stock”). Any fractional shares resulting from the reverse split will be rounded up to nearest whole number. At the Split Effective Date, each lot of between 30 and 100 shares of Old Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of New Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented Old Common Stock, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of New Common Stock.

As soon as practicable after the Split Effective Date, a letter of transmittal will be sent to shareholders of record as of the Split Effective Date for purposes of surrendering to the transfer agent certificates representing Old Common Stock in exchange for certificates representing New Common Stock shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Split Effective Date, any certificates representing Old Common Stock which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing New Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the exchange ratio. It is not anticipated that a substantial number of shares will be required to be issued.

Reasons for the Reverse Stock Split

The Company’s Common Stock is quoted on the Over-the-Counter Bulletin Board under the symbol “ACTC”. The shares of Common Stock of the Company have traded at very low prices for some time. As of September 5, 2013, the last reported closing price of the Company’s Common Stock was $0.06. The reverse stock split is intended to increase the per share stock price. A sufficiently large increase in the share price of our Common Stock, such as one that could result from the reverse stock split, would allow us to, among other things, apply for the listing of our Common Stock on a national securities exchange, such as NASDAQ. We also believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that the Company’s Common Stock would have greater liquidity and a stronger investor base.

In evaluating the reverse stock split, the Company's Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

Potential Effects of the Reverse Stock Split

The immediate effect of a reverse stock split will be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Common Stock. However, the effect of any reverse stock split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the Common Stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the reverse stock split. Also, as stated above, the Company cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of the Common Stock. The trading price of the Common Stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

Effect on Ownership by Individual Shareholders

The New Common Stock issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Common Stock will have the same voting rights and other rights as the Old Common Stock. Our stockholders do not have preemptive rights to acquire additional shares of Common Stock. The reverse stock split will not alter any shareholder’s percentage interest in our equity, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants and other Securities

All outstanding options, warrants, notes, debentures and other securities entitling their holders to purchase shares of Common Stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the ratio determined by the Board of Directors.

Other Effects on Outstanding Shares

As stated above, the rights of the outstanding shares of Common Stock will remain the same after the reverse stock split.

The reverse stock split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Company’s Common Stock under the Exchange Act.

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Authorized Shares of Common Stock

Under our certificate of incorporation, as amended, our authorized capital stock consists of 2,750,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share. If Proposal 2 is passed at the Annual Meeting, our authorized capital stock will consist of, effective upon on the filing of the related Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of Delaware, 3,750,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 per share. As noted above, the number of authorized shares of Common Stock will decrease in the same proportion as the reverse split ratio. Accordingly, upon filing of the Certificate of Amendment with the Secretary of State of Delaware effecting the increase in the number of authorized shares of the Company’s Common Stock (if Proposal 2 is passed and the applicable Certificate of Incorporation is filed with the Secretary of State for the state of Delaware) and the filing of the Certificate of Amendment with the Secretary of State of Delaware effecting the reverse split, the number of authorized shares of Common Stock will be 125,000,000 if the ratio for the reverse split is one-to-thirty, and 37,500,000 if the ratio for the reverse split is one-to-one-hundred. Any other ratio selected within such range would result in a number of authorized shares of Common Stock following the filing of the Certificate of Amendment of between 125,000,000 and 37,500,000. If Proposal 2 does not pass, upon the filing of the Certificate of Amendment with the Secretary of State of Delaware effecting the reverse split, the number of authorized shares of Common Stock will be 91,666,666 if the ratio for the reverse split is one-to-thirty, and 27,500,000 if the ratio for the reverse split is one-to-one-hundred. Any other ratio selected within such range would result in a number of authorized shares of Common Stock following the filing of the Certificate of Amendment of between 91,666,666 and 27,500,000.

Fractional Shares

The Company will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share.

Accounting Consequences

The par value of the Common Stock will remain unchanged at $0.001 per share after the reverse stock split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock is required to approve the amendment to the certificate of incorporation. As result, abstentions and broker non-votes will have the same effect as votes against this proposal.

Federal Income Tax Consequences

We believe that the United States federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below with respect to fractional shares, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

33

(ii) Except as explained in (v) below with respect to fractional shares, the tax basis of the New Common Stock will equal the tax basis of the Old Common Stock exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Common Stock will include the holding period of the Old Common Stock if such Old Common Stock were held as capital assets.

(iv) The conversion of the Old Common Stock into the New Common Stock will produce no taxable income or gain or loss to us.

(v) The federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE STOCKHOLDER MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE SPLIT AND PROPORTIONAL REDUCTION IN AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment on such matters.

 ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of Advanced Cell’s Annual Report on Form 10-K and Amendment No. 1 to Advanced Cell’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2012 may be obtained without charge by writing to the Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. Advanced Cell’s Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A can also be found on Advanced Cell's website: www.advancedcell.com.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than February 1, 2014.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Any stockholder who wishes to make a proposal at the 2014 Annual Meeting, other than one that will be included in our proxy materials, or who wishes to nominate a director must submit such proposal or nomination in writing to our principal executive offices no earlier than February 1, 2014. If a stockholder who wishes to present a proposal fails to notify us by December 31, 2013, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

By Order of the Board of Directors,

/s/ Gary Rabin
Gary Rabin
Chairman of the Board of Directors

35

Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing Article V, Section 1 so that, as amended, said Article V, Section 1 shall be and read as follows:

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Three Billion Eight Hundred Million (3,800,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Three Billion Seven Hundred Fifty Million (3,750,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

Gary Rabin
Chairman & Chief Executive
Officer

Appendix B

Certificate of Amendment

of
Certificate of Incorporation

of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing Article V, Section 1 so that, as amended, said Article V, Section 1 shall be and read as follows:

Section 1. Number of Authorized Shares . The total number of shares of stock which the Corporation shall have the authority to issue shall be ____________ (_____________) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue ________________ (__________) shares of Common Stock, each shares to have a par value of $0.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $0.001 per share.

Each _______ (__) shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding as of 5:00 p.m. eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $0.001 per share.
Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

Gary Rabin
Chairman & Chief Executive
Officer

ADVANCED CELL TECHNOLOGY, INC. ATTN: KATHY SINGH 33 LOCKE DRIVE MARLBOROUGH, MA 01752

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except
The Board of Directors recommends you vote				To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR the following:	☐	☐	☐

1.	Election of Directors

Nominees

01 - Gary Rabin 02 - Alan C. Shapiro, Ph.D. 03 - Robert Langer, Sc.D. 04 - Zohar Loshitzer 05 - Gregory D. Perry 06 - Michael T. Heffernan

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	To approve an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, par value $0.001 per share, by 1,000,000,000 shares to a total of 3,750,000,000 shares.	☐	☐	☐

3.	To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s Common Stock, par value $0.001 per share, at a ratio not less than one-for-thirty and not greater than one-for-one-hundred, and reduce the number of authorized shares of the Company’s Common Stock in the same proportion as the reverse split, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company's shareholders, provided that the Board of Directors determines to effect the reverse stock split and proportional reduction in authorized shares of Common Stock and such amendment is filed with the Secretary of State of Delaware no later than September 30, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend the meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

 ADVANCED CELL TECHNOLOGY, INC.

Annual Meeting of Stockholders

October 22, 2013, 9:00 AM Local Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gary Rabin and Edward Myles, or any of them, as proxies and attorneys-in-fact and hereby authorizes each of them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADVANCED CELL TECHNOLOGY, INC. that the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at The Hyatt Regency Suites Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, California on Tuesday, October 22, 2013, at 9:00 AM, local time, and any adjournment or postponement thereof.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy card will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side